Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of January 29, 2024 by and among (i) LINCHPIN INVESTORS, LLC, a Delaware limited liability company, 401 EAST MAIN STREET LLC, a Delaware limited liability company, IL GROWN MEDICINE LLC, an Illinois limited liability company, 8554 S. COMMERCIAL AVE, LLC, a Delaware limited liability company, 883 HYDE PARK AVE, LLC, a Delaware limited liability company, HEALTHY PHARMS, INC., a Massachusetts corporation, and 4FRONT CALIFORNIA CAPITAL HOLDINGS, INC., a California corporation (each, a “Borrower” and collectively, the “Borrowers”), (ii) 4FRONT VENTURES CORP., a corporation organized under the laws of British Columbia (the “Guarantor” or “4Front Ventures”), (iii) ISLAND GLOBAL HOLDINGS, INC., a California corporation, CAROUSEL BAY, LLC, a California limited liability company, ISLA BUENA VISTA LLC, a California limited liability company, GOLD COAST GARDENS LLC, a California limited liability company, ROBOT FARMS INC., a California corporation, HARBORSIDE ILLINOIS GROWN MEDICINE, INC., an Illinois corporation, MP ILLINOIS, LLC, an Arizona limited liability company, NEW ENGLAND CANNABIS CO, INC., a Massachusetts corporation, MISSION MASSACHUSETTS, INC., a Massachusetts corporation, OM OF MEDICINE, LLC, a Michigan limited liability company, MMA CAPITAL, LLC, a Michigan limited liability company, 4FRONT NEVADA CORP., a Nevada corporation, BRIGHTLEAF DEVELOPMENT, LLC, a Washington limited liability company, REAL ESTATE PROPERTIES LLC, a Washington limited liability company, AG-GROW IMPORTS, LLC, a Washington limited liability company, FULLER HILL DEVELOPMENT CO. LLC, a Washington limited liability company, PURE RATIOS HOLDING INC., a Delaware corporation, 4FRONT U.S. HOLDINGS, INC., a Delaware corporation, 4FRONT HOLDINGS, LLC, a Delaware limited liability company, 4FRONT ADVISORS, LLC, an Arizona limited liability company, MISSION PARTNERS USA, LLC, a Delaware limited liability company, MISSION PARTNERS IP, LLC, a Delaware limited liability company, and (along with each Borrower and any new entity that is directly or indirectly owned by 4Front Ventures, individually, a “Grantor” and collectively, the “Grantors”), and (iv) LI LENDING, LLC, a Delaware limited liability company (“Lender”). This Amendment amends the Amended and Restated Loan and Security Agreement by and among the parties listed above dated effective December 17, 2020 and as amended through the date hereof (the “Loan Agreement”), the terms of which are incorporated therein.

Recitals:

WHEREAS, as of the date hereof, there is an outstanding loan with a principal balance of $51,700,000 from Borrowers to Lender (“Loan”) pursuant to the: (a) Loan Agreement; (b) Second Amended and Restated Promissory Note; (c) Guaranty Agreement executed by Guarantor; (d) Security Instruments; and (e) and other documents, contracts, or instruments evidencing or securing the Loan (collectively, the “Loan Documents”);

WHEREAS, the parties have agreed to make certain adjustments to the terms of the Loan and Second Amended and Restated Promissory Note, including to pay $23,000,000 of the outstanding principal balance on the Loan in kind through the issuance of 244,680,852 Class A Subordinate Voting Shares of 4Front Ventures at a price of CAD$0.125 (the “Conversion Price”) per Class A share to Lender (the “Conversion Shares”);

WHEREAS, Lender has agreed to such pay down of principal in kind and to reduce the Loan Amount in exchange for the issuance by 4Front Ventures to Lender of the Conversion Shares and, in addition, 4Front Ventures has agreed to issue a Warrant to purchase up to 36,702,127 Class A Subordinate Voting Shares of 4Front Ventures (the “Warrant”), all as more fully described in the Warrant;

WHEREAS, as of the date hereof, Lender is the beneficial owner of 100,358,824 Class A Subordinated Voting Shares, which, together with the Conversion Shares and the Warrant Shares represents 18.43% of 4Front Ventures outstanding Class A Subordinated Voting Shares (the “Ownership Percentage”); and

1

WHEREAS, the parties have agreed to amend and restate the Second Amended and Restated Promissory Note and the Loan Agreement as set forth in this Amendment and the Third Amended and Restated Promissory Note attached as Exhibit A.

Agreement:

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

1. Recitals. The recitals are incorporated herein. All capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement and the other Loan Documents, and all capitalized terms used in this Amendment and in the Loan Documents shall have the same meanings.

2. Amended and Restated Note. The Second Amended and Restated Promissory Note dated July 31, 2023 shall be amended, restated, and replaced in its entirely with a Third Amended and Restated Promissory Note reflecting the new loan terms in the form attached hereto as Exhibit A (“New Note”). The Second Amended and Restated Promissory Note shall be cancelled and shall no longer be in effect, having been fully replaced and superseded by the New Note.

3. Conversion Shares. 4Front Ventures will issue and deliver to Lender a certificate or certificates evidencing the Conversion Shares (if certificated), or if the Conversion Shares are not certificated, 4Front Ventures will deliver a true and correct copy of the share register of 4Front Ventures reflecting the Conversion Shares held by Lender.

4. Amended and Restated Defined Terms. The definition of “Loan Amount” and “Note” in Schedule 1 of the Loan Agreement are amended and restated as follows:

“Loan Amount” means Twenty-Eight Million Seven Hundred Thousand and No/100 Dollars ($28,700,000.00).

“Note” means the Third Amended and Restated Promissory Note, dated as of January 29, 2024, in an amount equal to the Loan Amount, made by Borrowers to the order of Lender, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

5. Deleted Defined Term. The definition of “Loan Balance” in Schedule 1 of the Loan Agreement is hereby deleted in its entirety.

6. Conditions to Amendment. The conditions to amending the Loan as provided in this Amendment are the following:

6.1.	Borrowers shall execute the New Note and deliver an original executed copy of the New Note the Lender.

6.2.	4Front Ventures shall issue the Conversion Shares to Lender in accordance with this Amendment and executed and deliver the Warrant to Lender as described in this Amendment all in a form acceptable to Lender.

6.3.	Borrowers, Grantors and Guarantor shall execute any and all other documents, agreements, resolutions, certificates and consents deemed necessary, appropriate, or desirable by Lender to create or evidence or authorize the obligations of Borrowers, Grantors or Guarantor to Lender or to create or perfect Lender’s security therefor.

6.4.	All of the representations and warranties in this Amendment and the Loan Agreement shall be true, correct, and complete in all material respects.

2

7. Covenants of Guarantor.

7.1.	For as long as the Loan remains outstanding, the annual remuneration (the “Annual Remuneration”) payable by 4Front Ventures to: (a) the chair of the board of directors of 4Front Ventures shall not exceed $60,000 per year; and (b) each other director of 4Front Ventures shall not exceed $50,000 per year. For the months of January through April 2024, the Annual Remuneration will be paid in restricted stock units vesting in even monthly increments over those months. The Annual Renumeration payments for January through April 2024 shall be made upon this Amendment and the New Note becoming effective. Any tax due on Annual Remuneration paid in Class A Subordinate Voting Shares or convertible securities will be paid by a reduction in the number of securities to be issued. Beginning May 2024, the Annual Remuneration may, in the sole discretion of the board of directors, be paid in cash if 4Front Ventures has been successfully recapitalized. For the avoidance of doubt, the foregoing does not preclude the Company from making annual grants of options to the directors of the Company, as has been the Company’s policy and practice.

7.2.	For a period of six months from the effective date of this Amendment, 4Front Ventures shall not offer or sell Class A Subordinated Voting Shares or securities convertible into or exchangeable or exercisable for Class A Subordinated Voting Shares at a price per share less than the Conversion Price (a “Dilutive Issuance”) without the prior written consent of Lender (the “Consent”); provided, however, no such Consent shall be required if prior to the Dilutive Issuance 4Front Ventures shall have granted the Lender a restricted stock unit convertible into that number of Class A Subordinated Voting Shares equal to the lesser of (i) US$7,000,000 divided by the issue price per Class A Subordinated Voting Shares (converted to USD) in the Dilutive Issuance, and (ii) the number of Class A Subordinated Voting Shares required for Lender to maintain the Ownership Percentage.

8. Representations and Warranties. Borrowers, Grantors and Guarantor, jointly and severally, each represent, confirm, and warrant to Lender as of the date of this Amendment (a) that all of the representations and warranties of each Borrower and Guarantor in this Amendment, the Loan Agreement and the other Loan Documents are true, correct, and complete; (b) that Borrowers, Grantors and Guarantor have complied with all of their respective Obligations, duties and responsibilities under the Loan Agreement and the other Loan Documents and will continue to do so; (c) that there is no Event of Default under the Loan Agreement, or other default under any of the other Loan Documents; (d) that this Amendment, the New Note, the Warrant and the issuance of the Conversion Shares and the other Loan Documents have been duly authorized and properly executed by Borrowers, Grantors and Guarantor, constitutes the valid and legally binding obligation of Borrowers, Grantors and Guarantor, and are fully enforceable against Borrowers, Grantors and Guarantor in accordance with their respective terms; (e) that Borrowers, Grantors and Guarantor each have full power and authority to enter into this Amendment, to execute and deliver all documents and instruments (including the Warrant and Conversion Shares) required hereunder, and to incur and perform the perform the obligations provided for herein; (f) the Amendment, New Note, Conversion Shares and Warrant do not violate any applicable agreements, law or judicial order to which the Borrowers, Grantors or Guarantor are subject, and (g) that that Borrowers, Grantors and Guarantor have ratified, approved, and confirmed the Loan and its validity and enforceability as well as all of the obligations due thereunder or any Loan Documents executed therewith.

9. Lender Representation. Lender is and will be on the date of issuance of the Conversion Shares and Warrants a resident in the United States. Lender is acquiring the Conversion Shares and Warrant solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Lender acknowledges that the Conversion Shares and Warrants are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and that the Conversion Shares and Warrants may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. Lender consents: (i) to the disclosure of certain information to the Canadian Securities Exchange as required to be included in Form 9 or to applicable Canadian securities authorities including pursuant to the filing of an exempt distribution report; and (ii) to the collection, use and disclosure of their information by the Canadian Securities Exchange or the applicable securities commission including in the manner and for the purposes described in Appendix A of Form 9 or as otherwise identified by the Canadian Securities Exchange or applicable securities commissions, from time to time.

3

10. Guarantor’s Approval. Guarantor acknowledges, represents, and agrees that (a) Guarantor has read this Amendment; (b) Guarantor consents to its terms, (c) Guarantor agrees that the Guaranty of Guarantor shall apply to the Loan, as amended by this Amendment and as set forth in the New Note; (d) Guarantor reaffirms its guaranty of the payment and performance of any and all indebtedness and other Obligations of Borrowers to Lender arising under or in connection with the Loan, New Note, and the other Loan Documents, as amended by this Amendment, (d) Guarantor acknowledges that Lender’s agreement to enter into this Amendment is conditioned on Guarantor’s execution of this Amendment and Guarantor consenting to its terms; and (e) Guarantor acknowledges that Guarantor will continue to derive material financial benefits from Borrowers’ financing arrangements with Lender and that Lender would not enter into this Amendment absent this confirmation.

11. Remaining Terms Unchanged; Security; Conflicts. Except as provided in this Amendment, all other terms and conditions of the Loan and Loan Documents shall remain unchanged and in full force and effect. The Loan and the New Note shall be secured by all security heretofore or hereafter granted to Lender at any time by Borrowers, Grantors and Guarantor.

12. Reinstatement. Each Borrower, Guarantor, and Grantor agrees that, if any payment (including the issuance of the Conversion Shares by 4Front Ventures to partially pay down the Loan as provided for in this Amendment) made by any Loan Party or other Person and applied to the Loan is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Lender to such Loan Party, its estate, trustee, receiver or any other party, including any Borrower, Grantor, and Guarantor under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the balance on the Loan and Loan Amount shall be increased and the Loan shall remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any lien or Collateral securing such liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such lien, other collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Borrower, Grantor or Guarantor in respect of any lien or other collateral securing such obligation or the amount of such payment.

13. Waiver and Release. Borrowers, Guarantor and Grantors fully, finally, and forever release and discharge Lender and its successors, assigns, directors, officers, members, managers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits (“Claims”), of whatever kind or nature, in law or equity, of Borrowers, Guarantor and Grantors, whether now known or unknown, including any acts or omissions of Lender, occurring prior to the date of this Amendment in connection with the Loan, the Loan Documents, or this Amendment. Borrowers, Guarantor and Grantors further expressly hereby waive such Claims and such waiver and release of Claims is unconditional, immediate, and binding on Borrowers, Guarantor and Grantors and its successors in interest, for all purposes in all proceedings hereafter, including without limitation, the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding. This waiver and release of Claims is a material and expressly bargained-for consideration of this Amendment, severable, and independently enforceable notwithstanding a finding that any other provision hereof is unenforceable.

[SIGNATURE PAGE TO SECOND AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT TO FOLLOW]

4

IN WITNESS WHEREOF, Borrowers, Grantors, Guarantor and Lender have caused this Second Amendment to Amended and Restated Loan and Security Agreement executed as of the date first above written.

BORROWERS:

LINCHPIN INVESTORS, LLC,
a Delaware limited liability company

By: 4Front Holdings, LLC, its sole member and manager

By: 4Front US Holdings, Inc., sole member and manager of 4Front Holdings, LLC

By: _______________________________

Name: Andrew Thut
Title: Treasurer

401 EAST MAIN STREET LLC, a Delaware limited liability company

By: Linchpin Investors, LLC, its sole member and manager

By: 4Front Holdings, LLC, sole member and manager of Linchpin Investors, LLC

By: 4Front US Holdings, Inc., sole member and manager of 4Front Holdings, LLC

By: _______________________________

Name: Andrew Thut
Title: Treasurer

IL GROWN MEDICINE LLC, an Illinois limited
liability company

By: _______________________________

Name: Andrew Thut

Title: Manager

8554 S. COMMERCIAL AVE, LLC, a Delaware
limited liability company

By: Linchpin Investors, LLC, its sole member and manager

By: 4Front Holdings, LLC, sole member and manager of Linchpin Investors, LLC

By: 4Front US Holdings, Inc., sole member and manager of 4Front Holdings, LLC

By: _______________________________

Name: Andrew Thut
Title: Manager

883 HYDE PARK AVE, LLC, a Delaware
limited liability company

By: _______________________________

Name: Andrew Thut

Title: Authorized Signatory

4FRONT CALIFORNIA CAPITAL HOLDINGS, INC., a California corporation

By: _______________________________

Name: Andrew Thut

Title: Chief Financial Officer

5

HEALTHY PHARMS, INC., a Massachusetts corporation

By: _______________________________

Name: Andrew Thut

Title: Treasurer

LENDER:

LI LENDING, LLC,
a Delaware limited liability company

as Lender

By: _______________________________

Name: Roman Tkachenko

Title: Manager

GUARANTOR:

4FRONT VENTURES CORP.,

a corporation organized under the laws of British Columbia

By: _______________________________

Name: Andrew Thut

Title: Chief Executive Officer

6

IN WITNESS WHEREOF, Borrower, Grantor and Lender have caused this Second Amendment to Amended and Restated Loan and Security Agreement executed as of the date first above written.

GRANTORS:

FULLER HILL DEVELOPMENT CO. LLC, a Washington limited liability company

By: Brightleaf Development, LLC, its sole member and manager

By: 4Front Nevada Corp, sole member and manager of Brightleaf Development, LLC

By: __________________________________

Name: Leo Gontmakher

Title: President

MISSION PARTNERS IP, LLC, a Delaware limited liability company

By: Mission Partners USA, LLC, its sole member and manager

By: 4Front Holdings, LLC, sole member and manager of Mission Partners USA, LLC

By: 4Front U.S. Holdings, Inc., sole member and manager of 4Front Holdings, LLC

By: __________________________________

Name: Andrew Thut

Title: Treasurer

BRIGHTLEAF DEVELOPMENT, LLC, a Washington limited liability company By: 4Front Nevada Corp, its sole member and manager By: __________________________________ Name: Leo Gontmakher Title: President

REAL ESTATE PROPERTIES LLC, a Washington limited liability company

By: Brightleaf Development, LLC, its sole member and manager

By: 4Front Nevada Corp, sole member and manager of Brightleaf Development, LLC

By: __________________________________

Name: Leo Gontmakher

Title: President

AG-GROW IMPORTS, LLC, a Washington limited liability company

By: Brightleaf Development, LLC, its sole member and manager

By: 4Front Nevada Corp, sole member and manager of Brightleaf Development, LLC

By: __________________________________

Name: Leo Gontmakher

Title: President

4FRONT U.S. HOLDINGS, INC., a Delaware corporation By: __________________________________ Name: Andrew Thut Title: Treasurer
4FRONT HOLDINGS, LLC, a Delaware limited liability company By: 4Front U.S. Holdings, Inc., its sole member and manager By: _____________________________________ Name: Andrew Thut Title: Treasurer

7

PURE RATIOS HOLDINGS INC., a Delaware corporation By: _____________________________________ Name: Ray Landgraf Title: Vice President

4FRONT ADVISORS, LLC, a Delaware limited liability company

By: 4Front Holdings, LLC, its sole member and manager

By: 4Front U.S. Holdings, Inc., sole member and manager of 4Front Holdings, LLC

By: _____________________________________

Name: Andrew Thut

Title: Treasurer

MISSION PARTNERS USA, LLC, a Delaware limited liability company

By: 4Front Holdings, LLC, its sole member and manager

By: 4Front U.S. Holdings, Inc., sole member and manager of 4Front Holdings, LLC

By: _____________________________________

Name: Andrew Thut

Title: Treasurer

4FRONT NEVADA CORP., a Nevada corporation

By: _____________________________________

Name: Leo Gontmakher

Title: President

ISLAND GLOBAL HOLDINGS, INC., a California corporation

By: _____________________________________

Name: Ray Landgraf

Title: Vice President

CAROUSEL BAY, LLC, a California limited liability company

By: Island Global Holdings, Inc., its sole member and manager

By: _____________________________________

Name: Ray Landgraf

Title: Vice President

ISLA BUENA VISTA LLC, a California limited liability company

By: Island Global Holdings, Inc., its sole member and manager

By: _____________________________________

Name: Ray Landgraf

Title: Vice President

GOLD COAST GARDENS LLC, a California limited liability company

By: Island Global Holdings, Inc., its sole member and manager

By: _____________________________________

Name: Ray Landgraf

Title: Vice President

8

ROBOT FARMS INC., a California corporation

By: _____________________________________

Name: Ray Landgraf

Title: Vice President

NEW ENGLAND CANNABIS CO. INC., a Massachusetts corporation

By: _____________________________________

Name: Andrew Thut

Title: Treasurer

HARBORSIDE ILLINOIS GROWN MEDICINE, INC., an Illinois corporation

By: _____________________________________

Name: Andrew Thut

Title: Secretary

OM OF MEDICINE, LLC, a Michigan limited liability company

By: Mission Partners USA, LLC, its sole member and manager

By: 4Front Holdings, LLC, sole member and manager of Mission Partners USA, LLC

By: 4Front U.S. Holdings, Inc., sole member and manager of 4Front Holdings, LLC

By: _____________________________________

Name: Andrew Thut

Title: Treasurer

MP ILLINOIS, LLC, an Arizona limited liability company

By: _____________________________________

Name: Andrew Thut

Title: Authorized Signatory

MMA CAPITAL, LLC, a Massachusetts corporation

By: _____________________________________

Name: Andrew Thut

Title: Manger

MISSION MASSACHUSETTS, INC., a Massachusetts corporation

By: _____________________________________

Name: Andrew Thut

Title: President

9

Exhibit A

Third Amended and Restated Promissory Note

10